EXHIBIT 32.1

BAND REP MANAGEMENT, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Band Rep Management, Inc. (the “Company”) on Form 10-K/A for the year ended May 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xiaoying Lei, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Xiaoying Lei

Name: Xiaoying Lei

Title: President, Secretary, Treasurer, Principal Executive Officer, Principal Financial Officer and Director

Dated: April 3, 2017